UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 28, 2012

First Keystone Corporation

 (Exact name of registrant as specified in its charter)

Pennsylvania	2-88927	23-2249083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 752-3671

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On November 28, 2012, First Keystone Corporation, parent company of First Keystone Community Bank, issued a press release reporting the declaration of their fourth quarter dividend. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of First Keystone Corporation dated November 28, 2012.

Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

FIRST KEYSTONE CORPORATION

(Registrant)

By:	/s/ Matthew P. Prosseda
Matthew P. Prosseda
President and Chief Executive Officer

Date:	November 28, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of First Keystone Corporation dated November 28, 2012.

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